Exhibit 10.3

Amended & Restated Services Agreement Oaktree Capital Management, L.P. and Oaktree Capital Management (UK) LLP

1 June 2022

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THIS SERVICES AGREEMENT (this “Agreement”) is made on 1 June 2022
BETWEEN:
(1)Oaktree Capital Management, L.P. a Delaware limited partnership of 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071 ("Oaktree US"); and
(2)Oaktree Capital Management (UK) LLP, a limited liability partnership (registered number OC363917) registered in England and Wales of Verde, 10 Bressenden Place, London SW1E 5DH (the "LLP").
RECITALS
(A)The LLP has been constituted for the purposes of carrying on the business of an investment manager and advisor in the United Kingdom. The LLP is authorised and regulated by the United Kingdom’s Financial Conduct Authority (or any successor body or bodies) (the "FCA") under Part 4A of the Financial Services and Markets Act 2000 ("FSMA") (with registration number 550908).
(B)This deed was entered into originally on 20 May 2013 by Oaktree US and the LLP and amended on a number of occasions thereafter (the “Original Agreement”).
(C)The parties have agreed to enter into this deed to amend and restate the Original Agreement with effect from the date hereof.
THE PARTIES AGREE AS FOLLOWS:
1.AMENDMENT AND RESTATEMENT
1.1With effect from the date hereof, the parties hereby agree to amend and restate the Original Agreement, which is replaced and superseded in its entirety by this Agreement with effect from 1 June 2022 (the "Effective Date").
2.APPOINTMENT AND SCOPE OF AUTHORITY
2.1The parties hereby agree that the agreements referred to in Schedule 4 (the "Terminated Agreements") terminated and ceased to have effect for all purposes, and were replaced by the Original Agreement, with effect from 17 November 2011. For the avoidance of doubt, the appointment of the LLP to provide services to Oaktree US shall be continuous before, on and after the Effective Date, but shall have effect from and after the Effective Date solely subject to the terms and conditions of this Agreement.
2.2Oaktree US hereby confirms the appointment of the LLP as:
(a)sub-investment manager to the funds and separate accounts referred to in Schedule 3 (the "Discretionary Funds"); and
(b)sub-advisor to the funds and separate accounts referred to in Schedule 2 (the "Restricted Funds", and together with the Discretionary Funds, the "Funds"), to provide the services set out in Clauses 3 and 4, and the LLP accepts such appointments, on the terms and conditions set forth in this Agreement.
2.1Oaktree US furthermore hereby appoints the LLP to provide certain additional services as set out in Clauses 5, 6.1 and 9, on the terms and conditions set forth in this Agreement and the LLP accepts such appointment.
2.2The LLP acknowledges that it is a relying adviser under the U.S. Investment Advisers Act of 1940 (as amended) (the "Advisers Act") and the rules and regulations promulgated thereunder. If and to the extent the assets of any Discretionary Fund or Restricted Fund managed by Oaktree US are treated as "plan assets" as determined pursuant to 29 C.F.R.

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2501.3-101 (or any successor thereto), the LLP acknowledges that it will be a fiduciary for purposes of the U.S. Employee Retirement Income Security Act of 1974 ("ERISA") with respect to each employee benefit plan subject to section 406 of ERISA or section 4975 of the Internal Revenue Code of 1986 whose assets are deemed to be held by the applicable Fund to the extent required under ERISA to continue to manage or sub-advise the applicable Funds.
2.3The appointment of the LLP pursuant to this Agreement shall be subject always to:
(c)the terms and conditions in the limited partnership or other governing agreements under which the Funds were established (the "Fund Agreements"), and the LLP hereby agrees to observe the terms and conditions in such Fund Agreements;
(d)any restrictions, limitations or conditions on, or any amendments made to, the LLP's authority which may be imposed by Oaktree US as general partner and/or investment manager of the Funds from time to time; and
(e)Oaktree US’s power and authority to act at all times in respect of any of the Funds as general partner and/or investment manager of the Funds (as applicable)
2.3Without limiting the discretion of Oaktree US pursuant to Clause 2.5(b), Oaktree US may limit the scope of the LLP's appointment in respect of any of the Funds by means of:
(f)limiting the appointment to sub-advisory services in respect of a section of the relevant Fund's portfolio of investments;
(g)limiting the appointment to sub-advisory services in respect of a particular investment or investments;
(h)limiting the LLP's responsibility in respect of the monitoring and/or realisation of an investment or investments; or
(i)retaining discretion to decide upon the acquisition, disposal, conversion or underwriting of investments.
2.1Without limiting the discretion of Oaktree US pursuant to Clause 2.5(b), Oaktree US reserves the right as general partner and/or investment manager, in the interests of the Funds, to undertake the management of the Funds' investments and assets (to the extent not prohibited by any applicable law or regulation) to the exclusion of the LLP during any period in which the LLP is unable to perform its duties under this Agreement due to the permanent or temporary absence of the investment professional(s) employed for the time being by the LLP (whether due to holiday, sickness or otherwise).
2.2The provisions in Clauses 2.5 to 2.7 shall have overriding effect against all other provisions of this Agreement.
2.3Oaktree US agrees to provide the LLP with certain services as set out in Clauses 6.2, 7, 8, 9 and 11 on the terms and conditions set forth in this Agreement.
3.SERVICES - DISCRETIONARY FUNDS
3.1Without limiting the discretion of Oaktree US pursuant to Clause 2.5(b), and without prejudice to Clauses 2.6 and 2.7, the LLP shall be appointed to assist Oaktree US with the management of the investments and assets of the Discretionary Funds.
3.2In connection with the appointment pursuant to Clause 3.1 but subject at all times to Clause 2:
(j)Oaktree US hereby delegates to the LLP all such powers, authorities and discretions (including the discretionary power to buy, sell, convert, underwrite or otherwise

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deal in investments on behalf of the Discretionary Funds) as shall be necessary to enable the LLP to perform its duties as sub-manager under this Agreement; and
(k)the LLP shall have full power and authority hereunder to decide whether the Discretionary Funds should acquire or dispose of an investment and Oaktree US grants the LLP discretion, without consultation to Oaktree US, to:
(i)make investment decisions with respect to invested assets of the Discretionary Funds; and
(ii)enter into such investment documents and effect such transactions (including, if applicable, instructing the Custodian (as defined in Clause 12.1 below) of the Discretionary Funds in respect of transfers, withdrawals or receipts of money) as may be necessary or proper in connection with the performance by the LLP of its duties hereunder.
4.SERVICES - RESTRICTED FUNDS
4.1Without limiting the discretion of Oaktree US pursuant to Clause 2.5(b), and without prejudice to Clauses 2.6 and 2.7, the sub-advisory services to be provided by the LLP in respect of the Restricted Funds will be limited to:
(l)researching and identifying potential investment opportunities;
(m)evaluating potential investment opportunities, including, but not limited to, the performance of due diligence services, verification of claims by potential counterparties, inspection of properties, preparation of financial projections and the like;
(n)evaluating whether any investment held by the Restricted Funds should be sold or otherwise disposed;
(o)taking all such actions and executing and delivering any and all orders, agreements, confirmations, transfers, notes, certificates, instruments or documents that may be required, or otherwise necessary or desirable, in connection with or relating to the acquisition or disposition of investments of the Restricted Funds in which the LLP is acting as sub-adviser ("Investment Documents"); PROVIDED HOWEVER, that the LLP may execute and deliver such Investment Documents as sub-adviser to the Restricted Funds only after the decision to acquire or dispose of such investment has been made by representatives of Oaktree US in the United States;
(p)signing or executing (for itself and/or on behalf of such Restricted Fund) a confidentiality agreement in respect of existing investments or potential investment opportunities or any other matters within the scope of the LLP's responsibilities and powers as a sub-adviser to such Restricted Fund;
(q)at the request of Oaktree US, providing and making available representatives of the LLP to serve as a member of the board of directors (or other equivalent bodies) of certain non-U.S. portfolio companies (or other equivalent bodies) in which the Restricted Funds invest; and
(r)such other services as may from time to time be reasonably requested by Oaktree US.
4.2For the avoidance of doubt, the LLP shall not have any authority hereunder to decide whether the Restricted Funds should acquire or dispose of an investment; such decisions to be reserved only for representatives of Oaktree US in the United States.

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5.SERVICES - MARKETING
5.1Without limiting the discretion of Oaktree US pursuant to Clause 2.5(b), and without prejudice to Clauses 2.6 and 2.7, the marketing and promotion services to be provided by the LLP in respect of the Funds will be:
(s)assisting Oaktree US to promote any Fund to potential investors in Europe and the Middle East to facilitate subscriptions from such investors;
(t)advising Oaktree US concerning all actions which it appears to the LLP that Oaktree US should consider taking to achieve effective promotion of investor interest in such Funds;
(u)attending, if so requested by Oaktree US, meetings held with such investors;
(v)if required by Oaktree US, arranging the administration of and receiving and collating application forms from such investors and passing the completed applications to Oaktree US for processing; and
(w)the provision of any other marketing service as Oaktree US may require from time to time in Europe and the Middle East.
6.SERVICES – TRADING AND EXECUTION
6.1Without limiting the discretion of Oaktree US pursuant to Clause 2.5(b), and without prejudice to Clauses 2.6 and 2.7, the LLP agrees to provide certain execution and trading services to Oaktree US, as set out in Schedule 5.
6.2Oaktree US agrees to provide the LLP with certain trading cover and execution services in the circumstances and on the terms set out in Schedule 5.
7.SERVICES – INTERNAL AUDIT
Oaktree US agrees to provide the LLP with internal audit services, as may from time to time be reasonably requested by the LLP.
8.SERVICES – SUB- ADVISORY SERVICES FROM OAKTREE US TO THE LLP
Oaktree US agrees to provide the LLP with the sub-advisory services set out in Schedule 6.
9.SERVICES – GENERAL
Either party shall provide any other services, in addition to those set out in this Agreement, which the other party may reasonably request from time to time.
10.FEES
10.1In consideration of the provision of services by either party under this Agreement, either party may pay to the other party a fee, the amount of which is to be determined between the parties from time to time (the "Service Fee").
11.ADMINISTRATIVE FUNCTIONS
Oaktree US and its affiliates will provide certain fund and investor accounting, fund investor reporting, custodial services and similar administrative functions required in

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respect of the Funds. Oaktree US will provide such services in a manner and quality consistent with past practices in connection with the management of the Funds.
12.DATA PROTECTION
The parties agree that the terms of the Intra-Group Transfer and Processing Agreement, dated 30 December 2020 (as amended from time to time) ("Data Agreement") apply to this Agreement including but not limited to any Personal Data (as defined in the Data Agreement).
13.CUSTODY
13.1All documents of or evidencing title to the Funds' investments shall be held in safe custody facilities by a custodian to be selected by Oaktree US (the “Custodian”) subject to the terms of a custody agreement made between Oaktree US and the Custodian and subject to such other arrangements and procedures as may be agreed between Oaktree US and the Custodian from time to time. The LLP shall at no time have custody or physical control of the invested assets of the Funds nor shall it be liable for any act or omission of the Custodian.
13.2Oaktree US shall take such additional steps (in addition to the authorities and powers hereby conferred) as are necessary to procure that the LLP is able, on behalf of Oaktree US, to operate the bank accounts of the Discretionary Funds so far as necessary for the LLP to exercise all of its powers and discretions and perform all of its duties under this Agreement.
14.RECORDS AND REPORTS
14.1The LLP shall maintain proper and complete records relating to the services to be provided under this Agreement for such period of time as may be required under applicable law, including (as applicable, in respect of the relevant Discretionary Funds) records with respect to the acquisition, holding and disposal of securities on behalf of the Funds, details of all brokers used and the aggregate dollar amount of brokerage commission paid in that regard to each broker.
14.2Except as expressly authorised in this Agreement or as required by applicable law, regulation or court order, or as directed by Oaktree US in writing, the LLP shall keep confidential the records and other information pertaining to Oaktree US and the Funds or the investment assets the subject of this Agreement (save for any records or information pertaining to the LLP’s own employees and affiliates, which shall be excluded from the obligations contained in this clause). Upon termination of this Agreement, the LLP shall promptly, upon demand, return to Oaktree US all such records, except that the LLP may retain copies for its records as may be required by applicable law, regulation or court order, and provided that the LLP’s confidentiality obligations shall continue in full force and effect with respect to such retained records not within the public domain.
14.3The LLP shall provide to Oaktree US promptly upon request any information available in the records maintained by the LLP relating to the Funds in such form as Oaktree US shall request.
15.LIABILITY AND INDEMNIFICATION
15.1In providing its services under this Agreement, the LLP will discharge its duties in accordance with the same standard of care established for Oaktree US in the relevant Fund Agreements, and will be indemnified by each of the Funds as an agent of Oaktree US in accordance with such Fund Agreements. To the extent Oaktree US and its affiliates, directors, officers, employees, shareholders, assigns, representatives or agents (apart from the LLP) (collectively, "Oaktree US Indemnities") suffer any liability, loss (including amounts paid in settlement), damages or expenses (including reasonable attorneys' fees) (collectively "Losses") in connection with the Funds, and:-

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(x)Oaktree US Indemnities are not indemnified by the Funds for such Losses under the indemnification provisions of the applicable Fund Agreements;
(y)such Losses were suffered by virtue of the LLP's or its employees' acts or omissions, or alleged acts or omissions under this Agreement; and
(z)the LLP (including its employees) is guilty of negligence or wilful misconduct, then the LLP will hold Oaktree US Indemnities harmless and indemnify it for such Losses; provided that the LLP shall not be liable for actions or omissions to act ordered by Oaktree US to which the LLP objected in writing at the time of such order.
15.2The provisions of this Clause 15 shall survive the termination of this Agreement.
16.REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS
16.1Each of Oaktree US and the LLP represents and warrants to each other that it is duly organised, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly authorised by all necessary corporate action to enter into this Agreement and perform its duties as described in this Agreement.
16.2The LLP hereby undertakes to Oaktree US that it will take all reasonable steps within its power to remain an authorised person for the purposes of FSMA in respect of the services to be provided by it hereunder, with a scope of permission which will permit it to carry out its obligations and exercise its powers under this Agreement, and that it will comply with those FCA Rules which apply to the services to be provided hereunder.
17.COMPLIANCE WITH FCA RULES
17.1Oaktree US will be the LLP's client for the purposes of the FCA Rules. Accordingly, in conformity with the FCA Rules, a number of additional statements and provisions are required to be included in this Agreement. Such additional statements and provisions are set out in Schedule 1 hereof ("Additional FCA Provisions"), which is hereby incorporated into and will form part of this Agreement and will apply to the services to be provided pursuant to this Agreement.
17.2Nothing in this Agreement shall require or entitle the LLP to act as the alternative investment fund manager (as defined in the FCA Rules with effect from 22 July 2013) of any Fund or any other funds or separate accounts in connection with which Oaktree US may appoint the LLP as a sub-advisor or sub-manager (such other funds or separate accounts, together, the "New Funds") which is an alternative investment fund. The alternative investment fund manager of each Fund and New Fund which is an alternative investment fund shall be Oaktree US or Oaktree Capital Management (Lux.) S.à r.l., as the case may be, unless otherwise agreed.
18.TERM
18.1Basic Term
In relation to each Fund, this Agreement shall terminate on the earlier of (a) the completion of the winding up and termination of such Fund or (b) the date, if any, on which Oaktree US (or any affiliate it has substituted in its stead in accordance with such Fund's Fund Agreement) is removed as general partner of such Fund or, in the case of a Fund that is a separate account, as investment manager or similar or (c) the LLP ceasing to be authorised and regulated by the FCA.
18.2Early Termination
This Agreement may be terminated, either in respect of a Fund or in its entirety, by either Oaktree US or the LLP for any reason upon 30 days' written notice to the other.

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19.TERMINATION CONSEQUENCES
19.1Upon the termination of this Agreement, the LLP shall co-operate with Oaktree US and take all reasonable steps requested by Oaktree US in making an orderly transition to allow for continuity of management and to ensure that such termination shall not prejudice the completion of transactions already initiated.
19.2The LLP shall forthwith upon termination deliver to Oaktree US a full account including a statement of all investments then under management, the income derived therefrom since the last report to Oaktree US, and the value at which they were acquired. The LLP shall also ensure that any documents relating to Oaktree US assets over which it has control are released as soon as practicable to Oaktree US or (if so instructed by Oaktree US) to any subsequent general partner.
19.3Notwithstanding the termination of this Agreement, Oaktree US shall complete, or shall procure that any successor or general partner of the Funds shall complete, all investment transactions entered into by Oaktree US hereunder prior to the termination date.
20.MISCELLANEOUS
20.1Governing Law
This Agreement is governed by the laws of England and Wales.
20.2Notices
Any notices provided for in this Agreement shall be sent to the following addresses or such other address as a party may designate in writing:

To Oaktree US:	Oaktree Capital Management, LP 333 Grand Avenue 28th Floor Los Angeles California 90071 Attention: Todd Molz, General Counsel Email: tmolz@oaktreecapital.com
To the LLP:	Oaktree Capital Management (UK) LLP Verde 10 Bressenden Place London SW1E 5DH United Kingdom Attention: Dominic Keenan, Head of Legal, EMEA & APAC Email: dkeenan@oaktreecapital.com
All notices delivered by email, facsimile or hand shall be deemed given on the day received. All notices mailed shall be deemed to have been given two business days after they have been deposited as certified mail, return receipt requested, postage paid and properly addressed.
20.3Assignment
The LLP may not assign (within the meaning of the Advisers Act) its rights and obligations under this Agreement without the prior written consent of Oaktree US.

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20.4Entire Agreement
(aa)This Agreement contains the entire agreement between Oaktree US and the LLP relating to the subject matter hereof and supersedes in its entirety all other prior agreements and all amendments thereto between Oaktree US and the LLP relating to the subject matter hereof, including those agreements referred to in Clause 19.4(b).
(ab)For the avoidance of doubt, it is agreed and acknowledged that the Terminated Agreements were terminated with effect from the 17 November 2011 and all of the parties’ obligations and liabilities ceased with effect from that date.
20.5Counterparts
This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.
IN WITNESS whereof the parties have executed and delivered this Agreement as a deed as of the date appearing on the first page.

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IN WITNESS WHEREOF THIS DEED HAS BEEN EXECUTED AND DELIVERED ON THE DATE FIRST ABOVE WRITTEN:

Executed as a deed by Oaktree Capital Management, L.P.	) ) ) )
/s/ Todd Molz
Authorised Signatory		………………………………………………………………. Todd Molz /s/ Richard Ting
Authorised Signatory		…………………………………………………………………. Richard Ting

Executed as a deed by Oaktree European Holdings LLC, in its capacity as a member of Oaktree Capital Management (UK) LLP:	) ) ) )
Signature Name of Authorised signatory Signature of witness Name of witness Address of witness Signature Name of Authorised signatory Signature of witness Name of witness Address of witness
/s/ Todd Molz
………………………………………………………………….
Todd Molz

/s/ Kirsten Molz
………………………………………………………………….
Kirsten Molz

/s/ Richard Ting
………………………………………………………………….
Richard Ting

/s/ Mary Ting
………………………………………………………………….
Mary Ting

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